UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2005

National Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19136	58-1922764

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4925 Greenville Avenue, Dallas, Texas 75206

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 692-9211

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

     Item 2.02 Results of Operations and Financial Condition.

Section 7 – Regulation FD

     Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”

On May 9, 2005, National Energy Group, Inc. (“NEG”) issued a press release setting forth NEG’s first-quarter 2005 unaudited financial results. A copy of NEG’s press release is attached as Exhibit 99.1.

     Item 9.01 Financial Statements and Exhibits.
        (c) Exhibits

Exhibit	99.1	Press Release dated May 9, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL ENERGY GROUP, INC.
	By:	/s/ Randall D. Cooley
Randall D. Cooley
Date: May 9, 2005		Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 9, 2005.